UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 19, 2017

ENVOY GROUP CORP.
(Exact Name of Registrant as Specified in its Charter)

Florida	333-188785	46-2500923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28494 Westinghouse Place, Suite 213, Valencia CA 91355
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code:  (604) 825-1309

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously disclosed, on December 2, 2016, ENVOY GROUP CORP. (the “Company”) entered into a Letter of Intent with Deep Green Waste & Recycling LLC relating to a merger (the “LoI”). Pursuant to the expiration of the Exclusivity Period, as stated in the LoI, the LoI has terminated and the Company does not intend to proceed with such merger under said LoI.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description of Exhibit

99.1	Letter of Intent between Envoy Group Corp. and Deep Green Waste & Recycling LLC *

*  Incorporated by reference to our Form 8-K dated December 2, 2016 filed on December 5, 2016.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVOY GROUP CORP.

May 19, 2017

/s/ Harpreet Sangha

Harpreet Sangha
President